UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        January 26, 2006
                                                 -------------------------------


                                   DeVRY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-13988                     36-3150143
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation              File Number)             Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                                   60181
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code           (630)571-7700
                                                   -----------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Total number of pages: 11

                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                        Page No.


Item 2.02-Results of Operations and Financial Condition                    3

Signatures                                                                 3

Exhibit Index                                                              4

Item 2.02-Results of Operations and Financial Condition
-------------------------------------------------------

On January 26, 2006, DeVry Inc. issued a press release announcing the Company's fiscal 2006 second quarter operating results. The full text of that press release is included in Exhibit 99.1 in this Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                          DEVRY INC.
                                                      ------------------
                                                         (REGISTRANT)



Date: January 26, 2006                                /s/ Ronald L. Taylor
                                                      --------------------------
                                                      Ronald L. Taylor
                                                      Chief Executive Officer




Date: January 26, 2006                                /s/ Norman M. Levine
                                                      --------------------------
                                                      Norman M. Levine
                                                      Senior Vice President and
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                           Description                       Numbered Page
--------------------------------------------------------------------------------
99.1          Press release announcing the Company's fiscal             5-11
              2006 second quarter operating result.